SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 16, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                     0-22624                   05-0473908
         Delaware                     1-11432                   05-0475617
         Delaware                     1-11436                   22-3182164
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


1000 Columbia Avenue, Linwood, PA                                   19061
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (610) 859-3000




                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

On July 16, 2001, Deloitte & Touche LLP was appointed the independent auditor of Foamex International Inc. (the "Company") for the year ending December 31, 2001. The appointment of Deloitte & Touche LLP followed the recommendation by the audit committee of the Board of Directors and subsequent approval by the Board of Directors.

Neither the Company, nor anyone acting on its behalf, has consulted with Deloitte & Touche LLP during the Company's two most recent fiscal years and during the subsequent interim period through July 16, 2001, regarding either:

>> The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

>> Any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) or a reportable event (as defined in Regulation S-K as defined Item 304(a)(1)(v)).

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 19, 2001

                                     FOAMEX INTERNATIONAL INC.


                                     /s/ Michael D. Carlini
                                     ---------------------------------
                                     Name:  Michael D. Carlini
                                     Title: Senior Vice President - Finance
                                            and Acting Chief Financial Officer


                                     FOAMEX L.P.

                                     BY FMXI, INC.
                                       its Managing General Partner


                                     /s/ George L. Karpinski
                                     ---------------------------------
                                     Name:  George L. Karpinski
                                     Title: Vice President


                                     FOAMEX CAPITAL CORPORATION


                                     /s/ George L. Karpinski
                                     ---------------------------------
                                     Name:  George L. Karpinski
                                     Title: Vice President